MANAGED MUNICIPALS
PORTFOLIO INC.


SEMI-ANNUAL REPORT


November 30, 1996


[GRAPHIC]


SMITH BARNEY
--------------------------------

A Member of TravelersGroup[LOGO]

                                   [GRAPHIC]

                              MANAGED MUNICIPALS
                                PORTFOLIO INC.

--------------------------------------------------------------------------------
                               November 30, 1996
--------------------------------------------------------------------------------


Dear Shareholder:

  We are pleased to provide you with the semi-annual report for the Managed Municipals Portfolio, Inc. ("Portfolio") for the period ended November 30, 1996. Over the six-month period covered by this report, the Portfolio distributed dividends totaling $0.36 per share. The table below details the annualized distribution rates and the six-month total returns based on the Portfolio's November 30, 1996 net asset value (NAV) per share and New York Stock Exchange
(NYSE) closing price:


       Price                  Annualized
     Per Share             Distribution Rate      Total Return
     ---------             -----------------      ------------
     $12.51 (NAV)               5.76%                  6.54%
     $11.75 (NYSE)              6.13%                  0.07%

  In comparison, closed-end municipal bond funds posted an average total return of 7.52% based on NAV for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is an independent fund tracking organization.) The Portfolio's performance trailed that of its Lipper peer group because unlike many closed-end municipal bond funds, the Portfolio does not use leverage. Leveraged funds have the potential to generate stronger performance returns during bond market rallies, but also tend to suffer from greater principal losses during market declines.

Market and Economic Overview

  Throughout 1996, the U.S. economy has continued to enjoy a healthy recovery which began over six years ago. The unemployment rate has fallen from around 7.50% in 1992, to just over 5.00% in 1996. Consumer price inflation has remained virtually unchanged since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there were little signs of inflation in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, caused inflation fears to rise among many investors throughout most of

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                                       1
the year. In addition, the debate over whether or not the Federal Reserve Board would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility between April and September. However, during the third quarter of 1996, U.S. economic growth moderated and fears of inflation subsided. As a result, the bond market in general and municipal bonds specifically, responded positively to benign inflation numbers and moderate economic growth. The election results with the Republicans maintaining control of Congress was clearly a plus as far as the bond market was concerned. It provided an excellent backdrop for lower interest rates and the market responded with a powerful post-election rally.

Portfolio's Investment Strategy

  The Portfolio's main investment thrust during the reporting period was to concentrate primarily on high grade discount coupon bonds because they would maximize performance in a lower interest rate environment. In addition, we have attempted to increase the call protection of the bonds in the Portfolio, and at today's attractive spreads, have added a larger number of insured bonds for increased marketability. Our goal is to provide shareholders with an attractive level of tax-exempt income consistent with a good total return, believing that this is the best way to maximize shareholder value.

  As of November 30, 1996, approximately 84% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Corporation or Moody's Investors Service Inc., with about 43% of the Portfolio invested in triple-A bonds, the highest possible rating. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in transportation bonds (16.4%), utility bonds (13.9%), general obligation bonds (12.0%) and hospital bonds (10.6%). As of November 30, 1996 the average weighted maturity of the Portfolio was 22.5 years.


                                   [GRAPHIC]

Outlook

  We believe our current investment strategy of focusing on high grade discount coupon bonds will enable the Portfolio to be well-positioned going into the first quarter of 1997. Interest rates should continue to decline, but as the Spring approaches we will take a fresh look at the level of interest rates, the rate of U.S. economic growth and the pattern of foreign capital flows into the U.S., and reassess our position at that time.

  In closing, thank you for investing in the Managed Municipals Portfolio, Inc. We look forward to continuing to help you achieve your financial goals.


Sincerely,


/s/Heath B. McLendon                /s/J P Deane

Heath B. McLendon                   Joseph P. Deane
Chairman and                        Vice President and
Chief Executive Officer             Investment Officer


December 24, 1996

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                                       3

--------------------------------------------------------------------------------
                            Schedule of Investments
                         November 30, 1996 (unaudited)
--------------------------------------------------------------------------------


Face
Amount           Ratings                     Security                                    Value
=================================================================================================
MUNICIPAL BONDS AND NOTES -- 100.0%
Alaska -- 4.4%
                             Valdez, AK Marine Terminal Revenue,
                               BP Pipelines Inc. Project:
$12,000,000        AA            Series A, 5.850% due 8/1/25                          $11,760,000
  6,000,000        AA            Series B, 5.500% due 10/1/28                           5,737,500
  2,435,000        AA            Series C, 5.650% due 12/1/28                           2,383,256
-------------------------------------------------------------------------------------------------
                                                                                       19,880,756
-------------------------------------------------------------------------------------------------
Alabama -- 1.2%
  5,000,000        AAA        Birmingham Baptist Medical Center,
                                Alabama Special Care Facilities, Baptist
                                Health Systems Inc., MBIA-Insured,
                                5.800% due 11/15/16                                      5,087,500
                              Pinal, AZ Industrial Development Authority,
                                PCR, Newmont, (Magma Copper Project):
    100,000        P-1*           Series A, 3.700% due 12/1/09(c)                          100,000
    100,000        P-1*           Series 1984, 3.350% due 12/1/09(c)                       100,000
--------------------------------------------------------------------------------------------------
                                                                                         5,287,500
--------------------------------------------------------------------------------------------------
California -- 10.1%
                              California Public Works Board, Lease Revenue,
                                Department of Corrections, CA Prison,
                                MBIA-Insured:
                                Series B:
  8,435,000        AAA            5.625% due 11/1/16                                     8,540,438
  3,000,000        AAA            5.625% due 11/1/19                                     3,026,250
  6,225,000        AAA          Series D, 5.375% due 6/1/18                              6,108,281
  5,000,000        AAA        California State GO, FGIC-Insured,
                                5.375% due 6/1/26                                        4,925,000
  1,000,000        VMIG 1*    California State RAN, Series C,
                                3.500% due 6/30/97(c)                                    1,000,000
  1,500,000        AAA        East Bay CA Municipal Utility District No. 001,
                                Series E, FGIC-Insured, 5.000% due 4/1/15                1,417,500
  3,300,000        BBB        Los Angeles, CA Regional Airport Improvement
                                Corp., Los Angeles International Airport
                                Lease Revenue, 6.500% due 1/1/32(a)                      3,328,875
  2,000,000        AAA        Los Angeles County, CA Metropolitan
                                Transportation Authority, Sales Tax Revenue,
                                AMBAC-Insured, 5.250% due 7/1/23                         1,922,500
  4,000,000        AAA        Northern California Transmission Agency,
                                Series A, MBIA-Insured, 5.250% due 5/1/20                3,855,000


                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------



Face
Amount           Ratings                     Security                                    Value
=================================================================================================
California -- 10.1% (continued)
$  3,140,000     AAA         Rancho Mirage, California Redevelopment
                               Agency Tax Allocation, (Redevelopment
                               Plan-1984 Project), Series M,
                               MBIA-Insured, 5.000% due 4/1/24                        $ 2,928,050
   7,000,000     AAA         San Franscisco Building Authority Lease
                               Revenue, AMBAC-Insured, 5.250%
                               due 12/1/16                                              6,842,500
   2,000,000     AAA         University of California Revenue, Multiple
                               Purpose Projects, Series C, AMBAC-Insured,
                               5.000% due 9/1/23                                        1,852,500
-------------------------------------------------------------------------------------------------
                                                                                       45,746,894
-------------------------------------------------------------------------------------------------
Colorado -- 11.3%
   3,000,000     Baa*        Arapahoe County, CO Capital Improvement,
                               Public Highway Authority,
                               7.000% due 8/31/26(b)                                    3,326,250
   2,000,000     BBB+        Colorado Springs, CO Airport Revenue,
                               Series A, 7.000% due 1/1/22(a)                           2,125,000
   5,000,000     AA          Colorado Springs, CO Utilities Revenue
                               Refunding & Improvement, Series A,
                               5.125% due 11/15/23                                      4,781,250
 100,000,000     Aaa*        Dawson Ridge Metropolitan District No.1,
                               Series B, (Escrowed to Maturity
                               with U.S. Government Securities),
                               zero coupon due 10/1/22                                 18,000,000
                             Denver, CO City & County Airport Revenue,
                               Series C:
   4,000,000     BBB             6.750% due 11/15/22(a)                                 4,220,000
  18,325,000     BBB             6.125% due 11/15/25(a)                                18,554,062
-------------------------------------------------------------------------------------------------
                                                                                       51,006,562
-------------------------------------------------------------------------------------------------

Connecticut -- 0.3%
   1,500,000     AA-         Connecticut State Community Development
                               Authority, Special Obligation, Series A,
                               5.550% due 12/15/15                                      1,509,375
-------------------------------------------------------------------------------------------------

District of Columbia -- 1.6%
                             District of Columbia Revenue:
   4,000,000     AAA           American University, AMBAC-Insured,
                                 5.625% due 10/1/26                                     3,990,000
   3,000,000     AAA           Howard University, MBIA-Insured,
                                 5.750% due 10/1/17                                     3,026,250
-------------------------------------------------------------------------------------------------
                                                                                        7,016,250
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------


Face
Amount           Ratings                     Security                                    Value
=================================================================================================
Florida -- 8.3%
$ 2,000,000     AAA          Broward County, FL Professional Sports
                               Facility, (Civic Arena Project), Series A,
                               MBIA-Insured, 5.625% due 9/1/28                        $ 2,010,000
  3,085,000     AAA          Calloway/Bay County, FL Waste Water
                               Revenue, FGIC-Insured, 5.500% due 9/1/26                 3,088,856
  6,000,000     AAA          Dade County, FL School Board COP, Series B,
                               AMBAC-Insured, 5.600% due 8/1/26                         6,045,000
  2,000,000     AAA          Escambia County, FL School Board COP,
                               Series 1, MBIA-Insured, 5.500% due 2/1/16                2,017,500
                             Florida Board of Education, Capital Outlay
                               Refunding, Series D:
 10,800,000     AA               5.125% due 6/1/18                                     10,287,000
  2,000,000     AA               5.200% due 6/1/23                                      1,890,000
    800,000     VMIG 1*      Jacksonville, FL PCR, Power & Light Co.
                               Project, zero coupon due 5/1/29(c)                         800,000
  5,000,000     BBB-         Martin County,  FL IDA, (Indiantown
                               Cogeneration Project), Series A,
                               7.875% due 12/15/25(a)                                   5,750,000
                             Tampa, FL Revenue Bonds,
                               (Florida Aquarium Inc. Project):
  3,000,000     NR               7.550% due 5/1/12                                      3,483,750
  2,000,000     NR               7.750% due 5/1/27                                      2,340,000
-------------------------------------------------------------------------------------------------
                                                                                       37,712,106
-------------------------------------------------------------------------------------------------
Illinois -- 5.1%
  3,000,000    AAA           Chicago, IL Midway Airport Revenue,
                               MBIA-Insured, 5.500% due 1/1/29                          2,932,500
                             Chicago, IL Skyway Toll Bridge Revenue,
                               Series 1996, MBIA-Insured:
  2,000,000    AAA               5.375% due 1/1/10                                      2,012,500
  9,600,000    AAA               5.500% due 1/1/23                                      9,420,000
  5,645,000    AAA           Chicago, IL Waste Water Transmission
                               Revenue, FGIC-Insured,
                               5.000% due 1/1/15                                        5,320,413
  2,500,000    AAA           Illinois Health Facilities Authority Revenue,
                               Trinity Medical Center, FSA-Insured,
                               6.000% due 7/1/28                                        2,565,625
  1,000,000    AAA           Metropolitan Pier & Exposition Authority,
                               (McCormick Plan Exposition Project),
                               Series A, AMBAC-Insured,
                               5.250% due 6/15/27                                         963,750
-------------------------------------------------------------------------------------------------
                                                                                       23,214,788
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                         November 30, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------


Face
Amount           Ratings                     Security                                    Value
=================================================================================================
Indiana -- 1.8%
$ 5,000,000      Aa3*        Indiana Port Commission Revenue
                               Refunding Project, (Cargill Inc. Project),
                               6.875% due 5/1/12(b)                                    $5,468,750
  2,500,000      Aaa*        Indiana State HFA, Single-Family Mortgage
                               Revenue, Series A-1, GNMA/FNMA-
                               Collateralized, 6.250% due 7/1/28                        2,565,625
-------------------------------------------------------------------------------------------------
                                                                                        8,034,375
-------------------------------------------------------------------------------------------------
Louisiana -- 1.3%
  5,500,000      Aa3*        Saint Martin Parish, LA Industrial Project,
                               (Cargill Inc. Project), 6.625% due 10/1/12               5,946,875
-------------------------------------------------------------------------------------------------
Maryland -- 2.3%
  2,000,000      Aa*         Maryland State CDA, Department of Housing
                               & Community Development, Series A,
                               5.875% due 7/1/16                                        2,012,500
 10,000,000      NR          Maryland State Energy Financing
                               Administration, Solid Waste Disposal
                               Revenue, Limited Obligation, (Hagerstown
                               Project), 9.000% due 10/15/16(a)                         8,300,000
-------------------------------------------------------------------------------------------------
                                                                                       10,312,500
-------------------------------------------------------------------------------------------------
Massachusetts -- 2.7%
  4,760,000      AAA         Massachusetts Bay Transportation Authority,
                               Series B, FSA-Insured, 5.250% due 3/1/26                 4,593,400
  10,000,000     NR          Massachusetts State IDA, Solid Waste Disposal
                               Revenue, Massachusetts Recycling
                               Association, Series A, 9.000% due 8/1/16(a)(b)           5,000,000
  2,800,000      AAA         Massachusetts State Turnpike Authority
                               Revenue, Series A, MBIA-Insured,
                               5.000% due 1/1/20                                        2,614,500
-------------------------------------------------------------------------------------------------
                                                                                       12,207,900
-------------------------------------------------------------------------------------------------
Michigan -- 5.0%
  1,440,000      AA          Michigan Municipal Bond Authority Pooled,
                               Project Revenue, 5.625% due 10/1/19                      1,452,600
  2,000,000      NR          Michigan State Strategic Funding, Limited
                               Obligation Revenue, (Blue Water Fiber
                               Project), 8.000% due 1/1/12(a)                           1,502,500
 16,375,000      NR          Midland County, MI Economic Development
                               Corp., PCR, Limited Obligation,
                               Series B, 9.500% due 7/23/09(a)                         17,951,094
  1,700,000      VMIG 1*     University of Michigan Revenue, Series A,
                               3.800% due 12/1/17(c)                                    1,700,000
-------------------------------------------------------------------------------------------------
                                                                                       22,606,194
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------


Face
Amount           Ratings                     Security                                    Value
=================================================================================================

Minnesota -- 4.2%
$ 2,500,000      Aa3*        Duluth, MN Seaway Port Authority, IDA,
                               Dock & Wharf Revenue, (Cargill Inc.
                               Project), 6.800% due 5/1/12                            $ 2,715,625
 15,085,000      Baa*        St. Paul, MN Housing & Redevelopment
                               Authority, Health East Project, Series D,
                               9.750% due 11/1/17                                      16,084,683
-------------------------------------------------------------------------------------------------
                                                                                       18,800,308
-------------------------------------------------------------------------------------------------
Mississippi -- 0.3%
  1,400,000      VMIG 1*     Jackson County, MS PCR, (Chevron USA
                               Inc. Project), 3.300% due 12/1/16(c)                     1,400,000
-------------------------------------------------------------------------------------------------
Missouri -- 0.4%
  2,000,000      AAA         Kansas City, MO Municipal Assistance Corp.,
                               Series A, MBIA-Insured, Leasehold-H-Roe
                               Bartle, 5.000% due 4/15/20                               1,887,500
-------------------------------------------------------------------------------------------------
Montana -- 1.7%
  8,000,000      NR          Montana State Board Investment Resources
                               Recovery, (Yellowstone Energy Project),
                               7.000% due 12/31/19(a)                                   7,860,000
-------------------------------------------------------------------------------------------------
Nebraska -- 0.8%
  4,000,000      AAA         Nebraska Public Power District Revenue,
                               Series A, MBIA-Insured, 5.250% due 1/1/28                3,835,000
-------------------------------------------------------------------------------------------------
Nevada -- 1.8%
  8,000,000      AAA         Clark County, NV School District, Series A,
                               MBIA-Insured, 5.875% due 6/15/14                         8,240,000
-------------------------------------------------------------------------------------------------
New Hampshire -- 0.7%
  3,000,000      Aa*         New Hampshire State Housing Finance
                               Authority, Single-Family Mortgage Revenue,
                               6.300% due 1/1/26(a)                                     3,067,500
-------------------------------------------------------------------------------------------------
New Jersey -- 1.9%
  5,200,000      A+          Hudson County, NJ Improvement Authority,
                               6.625% due 8/1/25                                        5,596,500
  2,910,000      A+          South Jersey Port Corp., Marine Terminal,
                               Series G, MBIA-Insured,
                               5.600% due 1/1/23                                        2,884,538
-------------------------------------------------------------------------------------------------
                                                                                        8,481,038
-------------------------------------------------------------------------------------------------
New York -- 7.4%
  4,000,000      Baa1*       City University, NY COP, John Jay College,
                               5.750% due 8/15/04                                       4,095,000


                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------


Face
Amount           Ratings                     Security                                    Value
=================================================================================================
New York -- 7.4% (continued)
$3,000,000       AAA         New York City Education Construction Fund
                               Revenue, AMBAC-Insured, 5.500% due 4/1/26               $3,003,750
 3,500,000       AAA         New York City Municipal Water Financing
                               Authority, Water & Sewer System Revenue,
                               Series B, MBIA-Insured, 5.500% due 6/15/19               3,482,500
 2,500,000       VMIG 1*     New York City, NY, GO Series A-4,
                               3.900% due 8/1/22(c)                                     2,500,000
   300,000       VMIG 1*     New York City, NY, Series B, MBIA-Insured,
                               zero coupon due 8/15/05(c)                                 300,000
 1,090,000       AAA         New York State Dormitory Authority Lease
                               Revenue, Health Facilities Improvement
                               Program, Series A, FSA-Insured,
                               5.500% due 5/15/16                                       1,098,175
 3,960,000       AAA         New York State Dormitory Authority Revenue,
                               City University, AMBAC-Insured,
                               5.250% due 7/1/11                                        3,945,150
 6,000,000       A           New York State Local Government Assistance
                               Corp., Series D, 5.000% due 4/1/23                       5,550,000
 4,300,000       AAA         New York State Medcare Mental Health
                               Services, FSA-Insured, 5.250% due 2/15/21                4,085,000
 1,000,000       AAA         New York State Urban Development Corp.
                               Revenue, Series D, Correctional Facilities,
                               MBIA-Insured, 5.500% due 1/1/25                            998,750
 4,500,000       Aa*         Triborough Bridge & Tunnel Authority,
                               5.000% due 1/1/24                                        4,201,875
-------------------------------------------------------------------------------------------------
                                                                                       33,260,200
-------------------------------------------------------------------------------------------------
North Carolina -- 1.0%
 4,000,000       AAA         New Hanover County, NC Hospital Revenue,
                               (New Hanover Medical Center Project),
                               AMBAC-Insured, 5.750% due 10/1/16                        4,105,000
-------------------------------------------------------------------------------------------------
South Carolina -- 0.5%
 2,000,000       BBB+        Myrtle Beach, SC COP, (Myrtle Beach
                               Convention Center Project),
                               6.875% due 7/1/07                                        2,142,500
-------------------------------------------------------------------------------------------------
Texas -- 7.7%
 4,000,000       AAA         Austin, TX Utility System Revenue,
                               MBIA-Insured, 5.600% due 5/1/25                          4,010,000
                             Burleson, TX Independent School District:
 1,160,000       Aaa*          PSFG, 6.750% due 8/1/24                                  1,286,150


                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                         November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------


Face
Amount           Ratings                     Security                                    Value
=================================================================================================
Texas -- 7.7% (continued)
$ 2,840,000      Aaa*          Pre-Refunded--Escrowed with U.S.
                                 Government Securities to 8/1/06
                                 Call @ 100, 6.750% due 8/1/24                        $ 3,251,800
  4,000,000      AAA         Harris County, TX Toll Road, FGIC-Insured,
                               5.375% due 8/15/20                                       3,935,000
  2,000,000      AAA         Leander, TX ISD, PSFG, 5.625% due 8/15/18                  2,025,000
 12,250,000      BB          Sam Rayburn, TX Municipal Power Agency,
                               Series A, 6.750% due 10/1/14(b)                         11,545,625
  9,000,000      AAA         Texas State Turnpike Authority, Dallas
                               North Thruway Revenue, President
                               George Bush Turnpike, FGIC-Insured,
                               5.250% due 1/1/23                                        8,752,500
-------------------------------------------------------------------------------------------------
                                                                                       34,806,075
-------------------------------------------------------------------------------------------------
Utah -- 4.3%
 21,000,000      Aa*         Intermountain Power Agency, Utah Power
                               Supply Revenue Refunding, Series D,
                               5.500% due 7/1/21                                       19,477,500
-------------------------------------------------------------------------------------------------
Virginia -- 2.7%
  4,700,000      A*          Harrisonburg, VA Redevelopment (Jail &
                               Courthouse Project), and Housing
                               Authority, Public Facility Lease Revenue,
                               6.500% due 9/1/14                                        4,917,375
                             Virginia State Housing Development
                               Authority, Multi-Family Housing:
                                 Series D:
  1,655,000      AA+               6.250% due 1/1/15                                    1,688,100
  1,715,000      AA+               6.250% due 7/1/15                                    1,749,300
  1,235,000      AA+             Series H, 6.300% due 11/1/15                           1,278,225
    600,000      AA+             Series K, 5.800% due 11/1/10                             620,250
  2,000,000      AA          Virginia State Transportation Board,
                               Transportation Contract Revenue,
                               Series A, 5.125% due 5/15/21                             1,917,500
-------------------------------------------------------------------------------------------------
                                                                                       12,170,750
-------------------------------------------------------------------------------------------------
Washington -- 5.7%
  4,750,000      A+          Chelan County, WA GO Public Utilities,
                               District No. 001, Series 1993A, District 4,
                               Remarketed, (manadatory put 7/1/19),
                               6.750% due 7/1/62(a)(b)                                  4,975,625

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1996 (unaudited)(continued)
--------------------------------------------------------------------------------


Face
Amount           Ratings                     Security                                    Value
=================================================================================================
Washington -- 5.7% (continued)
$11,000,000      AA-         Washington State Health Care Facilities,
                               Authority Revenue, Sisters of
                               Providence Hospital,
                               7.875% due 10/1/10                                    $ 11,880,000
                             Washington State Public Power, FSA-Insured:
  4,000,000      AAA           Series B, Nuclear Project No. 2,
                                 5.625% due 7/1/12                                      4,010,000
                               Series C:
  3,555,000      AAA             Nuclear Project No. 1,
                                 5.375% due 7/1/15                                      3,426,131
  1,500,000      AAA           Nuclear Project No. 3,
                                 5.375% due 7/1/15                                      1,445,625
-------------------------------------------------------------------------------------------------
                                                                                       25,737,381
-------------------------------------------------------------------------------------------------
West Virginia -- 1.2%
                             Marion County, WV Community Solid Waste
                                 Disposal Facilities Revenue:
  1,000,000      NR          American Fiber Resource Project,
                                 Series B, 9.250% due 12/1/11(a)                          500,000
 10,000,000      NR          American Power Paper Recycling Project,
                                 7.750% due 12/1/11(a)                                  5,000,000
-------------------------------------------------------------------------------------------------
                                                                                        5,500,000
-------------------------------------------------------------------------------------------------
Wisconsin -- 2.3%
  4,070,000      AA          Wisconsin State GO, Series B,
                                 6.600% due 1/1/22(a)                                   4,370,162
                             Wisconsin State Health and Educational
                                 Facilities Authority, MBIA-Insured:
  3,000,000      AAA               Aurora Health Care Project,
                                     5.250% due 8/15/23                                 2,868,750
  3,000,000      AAA               Marquette University Project,
                                     5.500% due 12/1/11                                 3,015,000
-------------------------------------------------------------------------------------------------
                                                                                       10,253,912
-------------------------------------------------------------------------------------------------
                                 Total Municipal Bonds and Notes
                                 (Cost -- $445,111,077**)                            $451,506,739
=================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b)  Security segregated by Custodian for open purchase commitments.
(c) Variable rate municipal bonds and notes are payable upon not more than one business day's notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 13 and 14 for definition of ratings and certain security descriptions.

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings
                         November 30, 1996 (unaudited)
--------------------------------------------------------------------------------

                                                    Percent of
   Moody's   and/or   Standard & Poor's         Total Investments
================================================================================

     Aaa                    AAA                       43.1%
     Aa                     AA                        22.8
     A                      A                          5.6
     Baa                    BBB                       12.7
     Ba                     BB                         2.6
     VMIG 1                 A-1                        2.0
     NR                     NR                        11.2
                                                     -----
                                                     100.0%
                                                     =====

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                                 Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's  -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A        -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   -- Moody's highest rating for issues having a demand feature --
            VRDO.
P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                             Security Descriptions
--------------------------------------------------------------------------------

ABAG       -- Association of Bay Area Governors
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CDA        -- Community Development Administration
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed To Maturity
FAIRS      -- Floating Adjustable Interest Rate Securities
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HDA        -- Housing Development Authority
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
ISD        -- Independent School District
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PSFG       -- Permanent School Fund Guaranty
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
TAN        -- Tax Anticipation Notes
TECP       -- Tax Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
SYCC       -- Structured Yield Curve Certificate
VA         -- Veterans Administration
VRDD       -- Variable Rate Daily Demand
VRWE       -- Variable Rate Wednesday Demand

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
                                  (unaudited)
--------------------------------------------------------------------------------

                                                               November 30, 1996
================================================================================
Assets:
  Investments, at value (Cost -- $445,111,077)                   $451,506,739
  Interest receivable                                               7,528,482
  Receivable for securities sold                                    3,023,920
--------------------------------------------------------------------------------
  Total Assets                                                    462,059,141
--------------------------------------------------------------------------------
Liabilities:
  Payable for securities purchased                                 28,982,186
  Dividends payable                                                   988,157
  Investment advisory fees payable                                    252,128
  Administration fees payable                                          72,973
  Payable to bank                                                       5,955
  Accrued expenses                                                    122,078
--------------------------------------------------------------------------------
  Total Liabilities                                                30,423,477
--------------------------------------------------------------------------------
Total Net Assets                                                 $431,635,664
================================================================================
Net Assets:
  Par value of capital shares                                    $     34,498
  Capital paid in excess of par value                             412,278,884
  Undistributed net investment income                                 919,329
  Accumulated net realized gain from security transactions
    and futures contracts                                          12,007,291
  Net unrealized appreciation of investments                        6,395,662
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.51 a share on 34,498,420 shares of $0.001
  par value outstanding: 500,000,000 shares authorized)          $431,635,664
================================================================================

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Statement of Operations
                                  (unaudited)
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                     Ended
                                                                   11/30/96
================================================================================
 Investment Income:
   Interest                                                      $ 13,985,929
--------------------------------------------------------------------------------
 Expenses:
   Investment advisory fees (Note 2)                                1,475,906
   Administration fees (Note 2)                                       421,688
   Shareholder communications                                         104,000
   Audit and legal                                                     26,007
   Directors' fees                                                     24,500
   Registration fees                                                   15,545
   Shareholder and system servicing fees                               10,902
   Custody                                                              9,600
   Pricing service fees                                                 6,001
   Other                                                                4,353
--------------------------------------------------------------------------------
   Total Expenses                                                   2,098,502
--------------------------------------------------------------------------------
 Net Investment Income                                             11,887,427
--------------------------------------------------------------------------------
 Realized and Unrealized Gain on Investments
 and Futures Contracts (Notes 4 and 5):
   Realized Gain From:
     Security transactions (excluding short-term securities)        6,850,961
     Futures contracts                                                 56,063
--------------------------------------------------------------------------------
   Net Realized Gain                                                6,907,024
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments:
     Beginning of period                                             (940,504)
     End of period                                                  6,395,662
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                          7,336,166
--------------------------------------------------------------------------------
 Net Gain on Investments and Futures Contracts                     14,243,190
--------------------------------------------------------------------------------
 Increase in Net Assets From Operations                          $ 26,130,617
================================================================================

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                 Six Months
                                                                    Ended
                                                                  11/30/96      Year Ended
                                                                 (unaudited)      5/31/96
===========================================================================================
Operations:
  Net investment income                                         $ 11,887,427   $ 23,014,251
  Net realized gain                                                6,907,024      7,326,011
  Increase (decrease) in net unrealized appreciation               7,336,166    (19,254,835)
-------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                          26,130,617     11,085,427
-------------------------------------------------------------------------------------------
Distributions to Shareholders
From (Note 3):
  Net investment income                                          (12,419,431)   (25,858,323)
  Net realized gains                                                      --       (222,483)
-------------------------------------------------------------------------------------------
  Decrease in Net Assets From
     Distributions to Shareholders                               (12,419,431)   (26,080,806)
-------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                 13,711,186    (14,995,379)
Net Assets:
  Beginning of period                                            417,924,478    432,919,857
-------------------------------------------------------------------------------------------
  End of period*                                                $431,635,664   $417,924,478
===========================================================================================
* Includes undistributed net
   investment income of:                                         $    919,329   $  1,451,333
===========================================================================================

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                  (unaudited)
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

  Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

  The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) expenses are charged to the Fund; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  In addition, certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected in this change.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                            (unaudited) (continued)
--------------------------------------------------------------------------------

  2. Investment Advisory Agreement, Administration Agreement and Other Transactions

  Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

  SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets;
this fee is calculated daily and paid monthly.

  All officers and one Director of the Fund are employees of Smith
Barney Inc.

  3.  Exempt-Interest Dividends and Other Distributions

  The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

  Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

  4.  Investments

  For the six months ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

=======================================================================
Purchases                                                  $272,951,867
-----------------------------------------------------------------------
Sales                                                       251,233,687
=======================================================================

  At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

=========================================================================
Gross unrealized appreciation                              $ 19,892,325 *
Gross unrealized depreciation                               (13,496,663)*
-------------------------------------------------------------------------
Gross unrealized appreciation                              $  6,395,662 *
=========================================================================
* Substantially the same for Federal income tax purposes.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                            (unaudited)(continued)
--------------------------------------------------------------------------------

5.  Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

  At November 30, 1996, there were no open futures contracts.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                            1996(1)      1996       1995       1994       1993(2)
=================================================================================================
Net Asset Value, Beginning of Period        $12.11       $12.55     $12.26     $13.00      $12.00
-------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.34         0.67       0.72       0.67        0.63
  Net realized and unrealized
     gain (loss)                              0.42        (0.35)      0.49      (0.23)       0.97
-------------------------------------------------------------------------------------------------
Total Income From Operations                  0.76         0.32       1.21       0.44        1.60
-------------------------------------------------------------------------------------------------
Offering Costs Charged
  to Paid-In Capital                            --           --         --         --       (0.02)
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.36)       (0.75)     (0.67)     (0.67)      (0.55)
  Net realized gains                            --        (0.01)     (0.25)     (0.51)      (0.03)
-------------------------------------------------------------------------------------------------
Total Distributions                          (0.36)       (0.76)     (0.92)     (1.18)      (0.58)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $12.51       $12.11     $12.55     $12.26      $13.00
-------------------------------------------------------------------------------------------------
Total Return, Based on Market Value           0.07%+++    12.22%      8.40%      2.27%       7.02%+++
-------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value        6.54%+++     2.83%     10.96%      3.45%      13.58%+++
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $431,636     $417,924   $432,920   $422,792    $443,938
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.99%+       1.00%      1.02%      1.00%       0.98%+
  Net investment income                       5.64+        5.35       5.97       5.15        5.48+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         59%          45%        93%        72%        169%
-------------------------------------------------------------------------------------------------
Market Value, End of Period                 $11.75       $11.69     $11.50     $11.50      $12.25
=================================================================================================

(1)   For the six months ended November 30, 1996 (unaudited).
(2) For the period from June 26, 1992 (commencement of operations) to May 31, 1993.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                        Quarterly Results of Operations
                                  (unaudited)
--------------------------------------------------------------------------------

                                                                         Net Realized and           Net Increase
                                                                         Unrealized Gain           (Decrease) in
                             Investment             Net Investment          (Loss) on             Net Assets From
                               Income                   Income             Investments               Operations
                       --------------------------------------------------------------------------------------------
                                          Per                  Per                     Per                     Per
Quarter Ended             Total          Share      Total     Share      Total        Share       Total       Share
===================================================================================================================
August 31,
  1994                 $7,178,807        $0.21    $6,027,342  $0.18  $   (782,448)  $ (0.02)  $  5,244,894   $ 0.16
November 30,
  1994                  7,092,384         0.20     6,096,465   0.17   (32,730,626)    (0.95)  $(26,634,161)   (0.78)
February 28,
  1995                  7,280,844         0.21     6,181,630   0.18    35,883,360      1.04     42,064,990     1.22
May 31,
  1995                  7,348,720         0.21     6,387,780   0.19    14,909,134      0.42     21,296,914     0.61
August 31,
  1995                  6,836,154         0.20     5,726,578   0.17    (4,006,671)    (0.12)     1,719,907     0.05
November 30,
  1995                  6,832,879         0.20     5,725,758   0.17     9,842,182      0.29     15,567,940     0.45
February 29,
  1996                  6,815,655         0.19     5,690,615   0.16      (268,190)    (0.01)     5,422,425     0.16
May 31,
  1996                  6,848,128         0.20     5,871,300   0.17   (17,496,145)    (0.51)   (11,624,845)   (0.34)
August 31,
  1996                  7,112,514         0.21     6,061,372   0.18    (2,945,507)    (0.09)     3,115,865     0.09
November 30,
  1996                  6,873,415         0.20     5,826,055   0.17    17,188,697      0.50     23,014,752     0.67
===================================================================================================================

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                                Financial Data
                                  (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                        Capital
                         NYSE      Net                   Gains     Dividend
                       Closing    Asset    Dividend    Dividend  Reinvestment
Payable Date            Price+    Value+     Paid        Paid       Price
================================================================================
June 30, 1994          11.500    $12.11    $0.061          --      $11.86
July 31, 1994          11.625     12.32     0.061          --       11.90
August 31, 1994        11.500     12.29     0.061          --       11.64
September 30, 1994     11.000     11.98     0.061          --       11.43
October 31, 1994       11.125     11.79     0.061          --       10.81
November 30, 1994      10.375     10.99     0.061          --       10.58
December 30, 1994      10.250     11.33        --      $0.140       10.87
January 31, 1995       11.000     11.56     0.061          --       11.33
February 28, 1995      11.375     12.07     0.061          --       11.46
March 31, 1995         11.375     12.26     0.061          --       11.56
April 28, 1995         11.375     12.41     0.061          --       11.54
May 31, 1995           11.250     12.41     0.061       0.112       11.89
June 30, 1995          11.875     12.49     0.064          --       11.86
July 31, 1995          11.750     12.33     0.064          --       11.84
August 25, 1995        12.000     12.20     0.064          --       11.90
September 29, 1995     11.750     12.38     0.064          --       11.87
October 27, 1995       11.750     12.46     0.064          --       11.92
November 24, 1995      12.062     12.59     0.064          --       11.99
December 29, 1995      12.125     12.69     0.064          --       12.30
January 26, 1996       12.500     12.66     0.064          --       12.51
February 23, 1996      12.250     12.68     0.064          --       12.14
March 29, 1996         11.750     12.43     0.060          --       11.61
April 26, 1996         11.375     12.24     0.060          --       11.53
May 31, 1996           11.688     12.25     0.060          --       11.65
June 28, 1996          11.500     12.05     0.060          --       11.49
July 26, 1996          11.875     12.05     0.060          --       11.87
August 30, 1996        11.625     12.12     0.060          --       11.72
September 27, 1996     11.625     12.13     0.060          --       11.64
October 25, 1996       11.625     12.23     0.060          --       11.57
November 29, 1996      11.500     12.46     0.060          --       11.57
================================================================================

+  As of record date.


                                   [GRAPHIC]

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                                  (unaudited)
--------------------------------------------------------------------------------

  Under the Portfolio's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

  The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater (i) the net asset value per share or (ii) 95% of the then current market price. If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants.

  First Data may commence purchasing shares beginning on the record date for the dividend or distribution. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                            (unaudited) (continued)
--------------------------------------------------------------------------------

  Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with reinvestment of dividends or capital gains distributions.

  A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

  A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

  Information concerning the Plan may be obtained from First Data at (800) 331-1710.

                             --------------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                      Additional Shareholder Information
                                  (unaudited)
--------------------------------------------------------------------------------

  On September 12, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

  1. To approve or disapprove for the Fund, the election of Charles F. Barber, Allan J. Bloostein, Martin Brody, Dwight B. Crane, Robert A. Frankel, William R. Hutchinson and Heath B. McLendon as Directors; and

  2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

  The results of the vote on Proposal 1 were as follows:


                                             % of           Votes          % of
Directors                  Votes For     Shares Voted      Against     Shares Voted
====================================================================================
Charles F. Barber        31,911,672.550      98.523%      478,416.503      1.477%
Allan J. Bloostein       32,019,757.330      98.857       370,331.717      1.143
Martin Brody             31,960,071.550      98.672       430,017.503      1.328
Dwight B. Crane          32,034,184.330      98.901       355,904.707      1.099
Robert A. Frankel        32,000,017.330      98.796       390,071.717      1.204
William R. Hutchinson    31,987,128.220      98.756       402,960.830      1.244
Heath B. McLendon        32,037,578.330      98.912       352,510.717      1.088
====================================================================================

  The results of the vote on Proposal 2 were as follows:

                        % of         Votes         % of           Votes          % of
  Votes For        Shares Voted     Against     Shares Voted    Abstained    Shares Voted
=========================================================================================
32,006,725.230        98.816%     117,249.000      0.362%      266,114.819       0.822%
=========================================================================================

There were no broker non-votes.

                                   [GRAPHIC]

MANAGED MUNICIPALS
PORTFOLIO INC.


DIRECTORS

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT ADVISER AND
ADMINISTRATOR

Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013


TRANSFER AGENT

First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104


CUSTODIAN

PNC Bank, N.A.
17th & Chestnut Streets
Philadelphia, Pennsylvania 19103


                                   [GRAPHIC]

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

This report is sent to the shareholders of the Managed Municipals Portfolio Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.


FD0837 1/97